Goodwill	12 Months Ended
Mar. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Goodwill
Goodwill
Goodwill arising from business combinations is as follows:

	2018	2017
	$	$
Opening balance	45,269	44,537
Business acquisition	—	732
Closing balance	45,269	45,269

The Company completed its annual impairment tests in 2018 and 2017 for goodwill and concluded that there was no impairment.
Key Assumptions
The key assumptions used to calculate the VIU are those regarding weighted average cost of capital, revenue and gross margin growth rates, sales channel mix, and growth in selling, general and administrative expenses. These assumptions are considered to be Level 3 in the fair value hierarchy. The goodwill impairment tests resulted in excess of recoverable value over carrying value of at least 43% for each CGU. Because the VIU amount exceeds the asset’s carrying amount, the asset is not impaired and the fair value less costs of disposition has not been calculated.
The weighted average cost of capital was determined to be between 13.5% and 15.3% (2017 – 13.6% and 16.0%) and was based on a risk-free rate, an equity risk premium adjusted for betas of comparable publicly traded companies, an unsystematic risk premium, country risk premium, country-specific risk premium, an after-tax cost of debt based on comparable corporate bond yields and the capital structure of the Company. Cash flow projections were discounted using the Company’s after-tax weighted average cost of capital.